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                                                                     EXHIBIT 24

                POWER OF ATTORNEY FOR ANNUAL REPORT ON FORM 10-K


         Each of the undersigned directors of Manpower Inc. (the "Company") hereby constitutes and appoints Mitchell S. Fromstein and Jon F. Chait, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have each executed this Power of Attorney for Annual Report on Form 10-K, on one or more counterparts, this 11th day of March, 1998.


/s/ Audrey Freedman                                   /s/ Dudley J. Godfrey Jr.
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Audrey Freedman                                       Dudley J. Godfrey, Jr.

/s/ Marvin B. Goodman                                 /s/ J. Ira Harris
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Marvin B. Goodman                                     J. Ira Harris

/s/ Terry A. Hueneke                                   /s/ Newton N. Minow
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Terry A. Hueneke                                      Newton N. Minow


/s/  Gilbert Palay                                    /s/ Dennis Stevenson
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Gilbert Palay                                         Dennis Stevenson